                                                                   EXHIBIT 10.25

                           PRENTISS PROPERTIES TRUST

                           1996 SHARE INCENTIVE PLAN

                           PRENTISS PROPERTIES TRUST
                           1996 SHARE INCENTIVE PLAN
                           -------------------------

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

1.01.     Administrator means the Committee and any delegate of the Committee
          -------------
that is appointed in accordance with Article III.

1.02.     Affiliate means the Manager and any other entity under the common
          ---------
control of the Company, within the meaning of Code section 414(b) or (c) and any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

1.03.     Agreement means a written agreement (including any amendment or
          ---------
supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Performance Shares or Restricted Shares or of an Option, SAR or Incentive Award granted to such Participant.

1.04.     Board means the Board of Trustees of the Company.
          -----

1.05.     Code means the Internal Revenue Code of 1986, as amended and as in
          ----
effect from time to time.

1.06.     Committee means the Compensation Committee of the Board which shall
          ---------
be comprised solely of two or more Non-Employee Trustees. The Committee shall be appointed by the Board.

1.07.     Company means Prentiss Properties Trust.
          -------

1.08.     Corresponding SAR means an SAR that is granted in relation to a
          -----------------
particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.09.     Exchange Act means the Securities Exchange Act of 1934, as amended and
          ------------
as in effect from time to time.

1.10.     Fair Market Value means, on any given date, the current fair market
          -----------------
value of a Share as determined pursuant to subsection (a) or (b) below.

          (a) While the Company is a Non-Public Company, Fair Market Value shall be determined by the Board using any reasonable method in good faith.

          (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Shares are not listed on an established stock exchange, the Fair Market Value shall be the reported "closing" price of a Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Share reported on that stock exchange or exchanges or, if no sale of Shares shall be made on any stock exchange on that day, then the next preceding day on which there was a sale. For purposes of this definition, the term "Public Company" means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended and the term "Non- Public Company" means an entity that has never sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

1.11.     Incentive Award means an award which, subject to such terms and
          ---------------
conditions as may be prescribed by the Administrator, entitle the Participant to receive a cash payment from the Company or an Affiliate.

1.12.     Initial Value means, with respect to a Corresponding SAR, the option
          -------------
price per share of the related Option and, with respect to an SAR granted independently of an Option, the Fair Market Value of one Share on the date of grant.

1.13.     Manager means Prentiss Properties Run Deep, Inc. or any successor to
          -------
Prentiss Properties Run Deep, Inc.

1.14.     Non-Employee Trustee means a Trustee who satisfies the requirements
          --------------------
for a "Non-Employee Director" within the meaning of Securities and Exchange Commission Rule 16b-3(b)(3).

1.15.     Option means a share option that entitles the holder to purchase from
          ------
the Company a stated number of Shares at the price set forth in an Agreement.

1.16.     Participant means an employee of the Company or an Affiliate,
          -----------
including an employee who is a Trustee, who satisfies the requirements of
Article IV and is selected by the Administrator to receive an award of Performance Shares or Restricted Shares, an Option, an SAR, or a combination thereof.

1.17.     Performance Shares means an award which, in accordance with, and
          ------------------
subject to, an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash or a Share Award or a combination thereof.

1.18.     Plan means the Prentiss Properties Trust 1996 Share Incentive Plan.
          ----

1.19.     Restricted Shares means Shares awarded to a Participant under Article
          -----------------
IX that are nontransferable and subject to a substantial risk of forfeiture. Shares shall cease to be Restricted Shares when, in accordance with the terms of
Article IX and the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

1.20.     SAR means a share appreciation right that entitles the holder to
          ---
receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.21.     Shares means the common shares of the Company.
          ------

1.22.     Share Award means Shares issued to a Participant under Article X.
          -----------

1.23.     Trustee means a member of the Board.
          -------

                                  ARTICLE II

                                   PURPOSES
                                   --------

             The Plan is intended to assist the Company and its Affiliates in recruiting and retaining key employees by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of Restricted Share Awards, Options not qualifying under
Section 422 of the Code, SARs, Incentive Awards and the award of Performance Shares. The proceeds received by the Company from the sale of Shares pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III

                                ADMINISTRATION
                                --------------

             The Plan shall be administered by the Administrator. The Administrator shall have authority to award Performance Shares and to grant Restricted Share Awards, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Shares, Performance Shares or Incentive Awards. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised. In addition, the

Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Restricted Share Award, or any award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

             The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                  ARTICLE IV

                                  ELIGIBILITY
                                  -----------
4.01. General. Any employee of the Company or an Affiliate is eligible to
      -------
participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. A Trustee of the Company who is an employee of the Company or an Affiliate may be selected to participate in this Plan.

4.02. Grants. The Administrator will designate individuals to whom awards of
      ------
Restricted Shares and Performance Shares are to be made and to whom Incentive Awards, Options and SARs are to be granted and will specify the number of Shares subject to each award or grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All awards of Restricted Shares and Performance Shares and all Options and SARs granted under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt. No Participant may be granted, in any calendar year, Options for more than 390,000 Shares or SARs for more than 390,000 Shares. For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award. No Participant may be awarded, in any calendar year, awards of Restricted Shares, for more than 50,000 Shares. The preceding sentence shall not limit the issuance of Share Awards in settlement of awards of Performance Shares. No

Participant may be awarded, in any calendar year, Performance Shares with respect to more than 50,000 Shares. No Participant may receive an Incentive Award Payment in any calendar year that exceeds the lesser of (i) ___% of the Participant's base salary (prior to any salary reduction or deferral elections) as of the date of the Incentive Award or (ii) $________.


                                   ARTICLE V

                            SHARES SUBJECT TO PLAN
                            ----------------------

5.01. Maximum Number of Shares. Upon the award of Shares in accordance with an
      ------------------------
award of Restricted Shares and the settlement of Performance Shares, the Company may issue Shares from its authorized but unissued Shares. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), Shares from its authorized but unissued Shares. The maximum aggregate number of Shares that may be issued under this Plan is 1,614,300 Shares, subject to increase and adjustment as provided in this Article V and Article XII. The maximum aggregate number of Shares issued under this Plan pursuant to awards of Restricted Shares, or in full or partial settlement of awards of Performance Shares, shall not exceed ten percent of the maximum aggregate number of shares that may be issued during the term of the Plan under this Article V. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of Shares allocated to the Option or portion thereof may be reallocated to other

Options, SARs, awards of Restricted Shares, and Performance Shares to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of Shares allocated to the SAR or portion thereof may be reallocated to other Options, SARs, awards of Restricted Shares or Performance Shares to be granted under this Plan. To the extent that an award of Performance Shares is forfeited, in whole or in part, without the issuance of a Share Award, or to the extent that an award of Restricted Shares is forfeited, the number of Shares allocated to the portion of the forfeited Performance Share award or forfeited Restricted Share award may be reallocated to other Options, SARs and awards of Restricted Shares, and Performance Shares to be granted under this Plan.

5.02. Replenishment. The maximum number of shares authorized for issuance under
      -------------
Section 5.01 shall be increased each year by 8% (the Replenishment Percentage) of the amount, if any, by which the total number of Common Shares outstanding as of the last day of the Company's fiscal year exceeds the total number of Common Shares outstanding as of the first day of such fiscal year. No adjustment under this Section 5.02 will occur on account of the issuance of Common Shares under this Plan or an increase in the maximum number of shares authorized for issuance under the plan pursuant to Article XII. This Section 5.02 shall first apply with respect to the fiscal year of the Company beginning on

- --------------.

                                  ARTICLE VI

                                 OPTION PRICE
                                 ------------
        The price per share for Shares purchased on the exercise of an Option shall be determined by the Administrator on the date of grant; provided, however, that the price per share for Shares purchased on the exercise of any Option shall not be less than the Fair Market Value on the date the Option is granted.

                                  ARTICLE VII

                         EXERCISE OF OPTIONS AND SARS
                         ----------------------------

7.01. Maximum Option or SAR Period. The maximum period in which an Option or SAR
      ----------------------------
may be exercised shall be determined by the Administrator on the date of grant.

7.02. Nontransferability. Any Option or SAR granted under this Plan shall be
      ------------------
nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons. During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                                 ARTICLE VIII

                              METHOD OF EXERCISE
                              ------------------

8.01. Exercise. Subject to the provisions of Articles VII and XIII, an Option or
      --------
SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option or SAR granted under this Plan may be exercised with respect to any number of whole Shares less than the full number of whole Shares for which the Option or SAR could be exercised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining Shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

8.02. Payment. Unless otherwise provided by the Agreement, payment of the Option
      -------
price shall be made in a single sum, in cash or a cash equivalent acceptable to the Administrator. If the Agreement provides, payment of all or part of the Option price may be made by surrendering Shares to the Company. If Shares are used to pay all or part of the Option price, any Shares surrendered must have an aggregate Fair Market Value (determined as of the day preceding the date of exercise) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Shares for which the Option is being exercised.

8.03. Determination of Payment of Cash and/or Shares Upon Exercise of SAR. At
      -------------------------------------------------------------------
the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, cash equivalents acceptable to the Administrator, by the surrender of Shares, or a combination thereof. A fractional share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

8.04. Forfeiture. If a Participant's employment with the Company or an Affiliate
      ----------
is terminated, his or her Options and SARs shall be forfeited to the extent that the Options and SARs were not exercisable on the date of the Participant's termination of employment and to the extent that the Administrator does not exercise its discretion to accelerate the time at which the Participant's Options and SARs may be exercised. If a Participant's employment with the Company or an Affiliate terminates due to the Participant's dishonesty, or other similar reasons as determined by the Administrator, all of the Participant's unexercised Options and SARs shall be forfeited, regardless of whether such Options and SARs were exercisable on the date the Participant's employment terminated. The Administrator has complete discretion to determine whether the reason for a participant's termination of employment warrants the forfeiture of all the Participant's unexercised Options and SARs.

8.05. Shareholder Rights. No Participant shall have any rights as a shareholder
      ------------------
with respect to Shares subject to his Option or SAR until the date of exercise of such Option or SAR and the issuance of Shares thereunder.

                                  ARTICLE IX

                            RESTRICTED SHARE AWARDS
                            -----------------------

9.01. Awards. In accordance with the provisions of Section 4.01, the
      ------
Administrator will designate each individual to whom an award of Restricted Shares is to be made and, subject to the provisions of Section 4.02, will specify the number of Shares covered by each such award.

9.02. Vesting. Subject to the provisions of Section 9.03, the Shares covered by
      -------
an award of Restricted Shares shall remain nontransferable and forfeitable until such conditions as the Administrator, in its discretion, may prescribe in the Agreement have been satisfied. By way of example and not of limitation, such conditions may include a Participant's continued employment for a specified period or that the Company or the Participant achieve stated, performance-related objectives such as return on capital, earnings per Share, earnings growth, total earnings, Fair Market Value, funds from operations per share, or return on assets. Such conditions also may include by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate. The determination as to whether such conditions have been satisfied shall be made by the Administrator, and such determination shall be conclusive.

9.03. Minimum Vesting Period. In cases where the Administrator has prescribed,
      ----------------------
in the Agreement, that certain performance-related objectives must be satisfied in order for Restricted Shares to become transferable and nonforfeitable, the performance period shall be at least one year. In all other cases, Shares covered by an award of Restricted Shares shall become transferable and nonforfeitable no sooner than three years after the award date. The Administrator, in its discretion, may accelerate the vesting of awards of Restricted Shares for Participants whose employment with the Company or an Affiliate terminates.

9.04. Forfeiture. If a Participant's employment with the Company or an Affiliate
      ----------
terminates, for any reason other than death or disability, the Participant shall forfeit all Shares that have not become transferable and nonforfeitable on the date of the Participant's termination of employment and to the extent that the Administrator does not exercise its discretion to accelerate the vesting of the Participant's awards of Restricted Shares. If a Participant's employment with the Company or an Affiliate terminates due to the Participant's dishonesty, or other similar reasons as determined by the Administrator, all of the Participant's Shares shall be forfeited, regardless of whether such Shares were vested on the date the Participant's employment terminated. The Administrator has complete discretion to determine whether the reason for a participant's termination of employment warrants the forfeiture of all the Participant's Restricted Shares.

9.05. Shareholder Rights. In accordance with the terms of the Agreement, a
      ------------------
Participant will have all rights of a shareholder with respect to the Common Stock covered by an award of Restricted Shares, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Shares, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Shares, and (iii) the participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Shares. The limitations set forth in the preceding sentence shall not apply after the Restricted Shares are, in accordance with the terms of the applicable Agreement, transferable and no longer forfeitable.

                                   ARTICLE X

                           PERFORMANCE SHARE AWARDS
                           ------------------------

10.01. Award. In accordance with the provisions of Section 4.01, the
       -----
Administrator will designate individuals to whom an award of Performance Shares is to be granted and, subject to the provisions of Section 4.02, will specify the number of Shares covered by the award.

10.02. Earning the Award. An award of Performance Shares, or portion thereof,
       -----------------
will be earned, and the Participant will be entitled to receive Shares pursuant to a Share Award, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or an Affiliate of such performance-related objectives as the Administrator, in its discretion, shall prescribe on the date of grant. By way of example and not of limitation, such performance-related objectives may be stated with respect to return on capital, earnings per Share, earnings growth, total earnings, Fair Market Value funds from operations per share, or return on assets. The determination as to whether such objectives have been achieved shall be made by the Administrator, and such determination shall be conclusive; provided, however, that the period in which such performance is measured shall be at least one year. In addition, the Administrator may, by way of example and not of limitation, require the Participant to complete a specified period of employment with the Company or an Affiliate.

10.03. Payment. In the discretion of the Administrator, the amount payable when
       -------
an award of Performance Shares is earned may be settled in cash, by the grant of a Share Award or a combination of cash and a Share Award. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

10.04. Shareholder Rights. No Participant shall, as a result of receiving an
       ------------------
award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and a Share Award is made. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of Shares covered by the award between the date the Performance Shares are awarded and the date a Share Award is made pursuant to the Performance Share award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share award or the right to receive Shares thereunder other than by will or the laws of descent and distribution. After an award of Performance Shares is earned and a Share Award is made, a Participant will have all the rights of a shareholder with respect to the Shares so awarded.


                                  ARTICLE XI

                               INCENTIVE AWARDS
                               ----------------

11.01. Award. In accordance with the provisions of Article IV, the Administrator
       -----
shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator.

11.02. Terms and Conditions. The Administrator, at the time an Incentive Award
       --------------------
is made, shall specify the terms and conditions which govern the award. Such terms and conditions may prescribe, by way of example and not of limitation, that the Incentive Award shall be earned only to the extent that the Company or an Affiliate, during a performance period achieves performance-related objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets or Fair Market Value or funds from operations per share. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement. No payment shall be made under an Incentive Award except to the extent that the Administrator certifies that the objectives governing such award have been achieved.

11.03. Nontransferability. Incentive Awards shall be nontransferable except by
       ------------------
will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.04. Shareholder Rights.  No Participant shall, as a result of receiving an
       ------------------
Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.


                                  ARTICLE XII

                       ADJUSTMENT UPON CHANGE IN SHARES
                       --------------------------------

             The maximum number of Shares which may be issued pursuant to Options, SARs, awards of Restricted Shares and the settlement of Performance Shares, the Replenishment Percentage under Section 5.02 under this Plan and the individual limits on the award of Options, SARs, awards of Restricted Shares and Share Awards in a calendar year shall be proportionately adjusted, and the terms of outstanding Options, SARs, awards of Restricted Shares and Performance Shares and Incentive Awards shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more Share dividends, Share split-ups, subdivisions or consolidations of Shares or
(ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee, necessitates such action. Any determination made under this Article XII by the Committee shall be final and conclusive.

             The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Restricted Shares and Performance Shares may be granted, the individual limits on awards of Options, SARs, Restricted Shares, and Performance Shares, the Replenishment Percentage of Section 5.02 in a calendar year or the terms of outstanding awards of Options, SARs, Restricted Shares or Performance Shares or Incentive Awards.

             The Committee may award Performance Shares or Restricted Shares, Options and SARs in substitution for performance shares, share awards (including awards of restricted shares), stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitations of Article V), the terms of such substituted Options, SARs, awards of Restricted Shares, or awards of Performance Shares shall be as the Committee, in its discretion, determines is appropriate.

                                 ARTICLE XIII

                            COMPLIANCE WITH LAW AND
                         APPROVAL OF REGULATORY BODIES
                         -----------------------------

             No Option or SAR shall be exercisable, no Shares shall be issued, no certificates for Shares shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's Shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Shares when an award of Performance Shares is settled in Shares, an award of Restricted Shares is made, or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no award of Performance Shares or Restricted Shares shall be granted, no Shares shall be issued, no certificate for Shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XIV

                              GENERAL PROVISIONS
                              ------------------

14.01. Effect on Employment. Neither the adoption of this Plan, its operation,
       --------------------
nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ of the Company or an Affiliate or in any way affect any right or power of the Company or an Affiliate to terminate the employment of any individual at any time with or without assigning a reason therefor.

14.02. Unfunded Plan. The Plan, insofar as it provides for grants, shall be
       -------------
unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03. Rules of Construction. Headings are given to the articles and sections of
       ---------------------
this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04. Employee Status. For purposes of determining the applicability of Section
       ---------------
422 of the Code (relating to incentive stock options), or in the event that the terms of any award of Performance Shares or Restricted Shares or the grant of any

Incentive Award, Option or SAR provide that Shares may be issued or become transferable and nonforfeitable thereunder only after completion of a specified period of employment or during employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

14.05. Tax Withholding. Each Participant shall be responsible for satisfying any
       ---------------
income and employment tax withholding obligation attributable to participation in this Plan. Unless otherwise provided by the applicable Agreement, any such withholding tax obligation may be satisfied in cash (including from any cash payable in settlement of an award of Performance Shares, an SAR or an Incentive Award) or a cash equivalent acceptable to the Administrator. If provided in an Agreement and in accordance with procedures established by the Administrator, a Participant may surrender Shares in satisfaction of all or part of that tax withholding obligation.

14.06. Notice. Unless specifically required by the terms of this Plan, notice to
       ------
the Company's shareholders, the Participants, or any other person or entity of an action by the Board, the Committee, or the Administrator with respect to the Plan is not required before or after such action occurs.

                                  ARTICLE XV

                                   AMENDMENT
                                   ---------

             The Board may amend from time to time or terminate the Plan; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment materially (a) increases the aggregate number of Shares that may be issued under the Plan (other than an adjustment authorized under Article XII or Section 5.02); (b) changes the class of individuals eligible to become Participants; or (c) increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding award of Performance Shares or Restricted Shares or under any Incentive Award, Option or SAR outstanding at the time such amendment is made.



                                  ARTICLE XVI

                               DURATION OF PLAN
                               ----------------

             No Performance Shares or Restricted Shares may be awarded and no Incentive Award, Option or SAR may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by the Company's shareholders as provided in
Article XVI. Performance Shares and Restricted Shares awarded and Options and SARs granted before that date shall remain valid in accordance with their terms.

                                 ARTICLE XVII

                            EFFECTIVE DATE OF PLAN
                            ----------------------

             Options, SARs and Incentive Awards may be granted under this Plan upon its adoption by the Board, provided that no Option or SAR will be effective or exercisable unless this Plan is approved (i) by a majority of the votes cast by the Company's shareholders, either in person or by proxy, at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding Shares is present either in person or by proxy, or (ii) by unanimous consent of the Company's shareholders. Awards of Restricted Shares and Performance Shares may be made under this Plan after it is approved by the shareholders in accordance with the preceding sentence.